UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 29, 2024

1st FRANKLIN FINANCIAL CORPORATION

(Exact name of Registrant, as specified in its charter)

Georgia	2-27985	58-0521233
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mailing address: 135 East Tugalo Street, P.O. Box 880, Toccoa, GA 30577
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (706) 886-7571

Former name or address, if changed since last report: n/a

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this "Amendment") is being filed for the purpose of including Exhibit 3.2 that was inadvertently excluded from the Registrant’s Current Report on Form 8-K dated March 29, 2024 (the “Original Report”) due to administrative error. Except for the foregoing, this Amendment does not modify or update any disclosure contained in the Original Report or its other exhibits or provide any update on any developments subsequent to the filing date of the Original Report.

Section 5 – Corporate Governance and Management

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 26, 2024, the Board of Directors of 1st Franklin Financial Corporation, a Georgia corporation (the "Company") approved and adopted amendments to the Company’s Articles of Incorporation and Bylaws. The fundamental purpose and operation of the Company remains unchanged. The Company’s governing documents, however, have not been amended or updated since 1974. Therefore, the Company resolved to adopt a revised set of Articles and Bylaws to: (1) modernize the overall language of its governing documents to conform with changes in the law since 1974; (2) grant the Board of Directors greater flexibility to grow the Board as the Company continues to grow; (3) establish a more robust succession planning process for the Board and the Company’s Officers; and (4) clarify ambiguities in the documents regarding the dual roles of some Directors also serving as Company employees.

A copy of the amended articles of incorporation and bylaws is filed as exhibits to this Current Report on Form 8-K.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

Exhibit 3.1 Amended and Restated Articles of Incorporation
Exhibit 3.2 Amended and Restated Bylaws

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Brian J. Gyomory
Name:	Brian J Gyomory
Title:	Executive Vice President and CFO

Date: April 19, 2024

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Exhibit 3.1
AMENDED AND RESTATED
ARTICLES OF INCORPORATION OF
1ST FRANKLIN FINANCIAL CORPORATION®

    Pursuant to GA Code Sections 14-2-1006 and 14-2-1007 (2022), 1st Franklin Financial Corporation® (“1FFC”) publishes and submits the within Amended and Restated Articles of Incorporation to amend and restate its current Articles of Incorporation as recorded with the Secretary of State of the State of Georgia. At the Corporate Offices of 1FFC in Toccoa, Georgia on the 26th day of March 2024, the Shareholders conducted a special meeting and adopted these Amended and Restated Articles of Incorporation by unanimous consent.

I.Corporate Name

The name of the corporation is 1st Franklin Financial Corporation® (“1FFC” or the “Corporation”)

II.Principal Office

The principal place of business for 1FFC is 135 E. Tugalo Street, Toccoa, GA 30577 (P.O. Box 880, Toccoa, GA 30577).

III.Legal Organization

The Corporation is organized pursuant to the provisions of the Georgia Business Corporation Code.

IV.Duration of Incorporation

The Corporation will have perpetual duration.

V.Purpose of Corporation

The purpose of the Corporation will be to engage in any lawful purpose or purposes without limitation, and to engage in other lawful businesses from time to time without limitation.

VI.Incorporator

The Incorporator for purposes of filing these Amended and Restated Articles of Incorporation is

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Benjamin F. Cheek, IV
135 E. Tugalo Street
Toccoa, GA 30577
VII.Registered Agent

The Corporation’s Registered Agent is:

Mark J. Scarpitti
135 E. Tugalo Street
Toccoa, GA 30577
(Stephens County, Georgia)

VIII.Authorized Shares

Section 8.1    The corporation will have authority to issue the following shares of stock:

(1)    2,000 shares of voting common stock at $100 par value per share
(2)    198,000 shares of non-voting common stock at no ($0.00) par value per share

Section 8.2    No holder of shares of any class of the capital stock of the corporation will have preemptive rights, and the corporation will have the right to issue and to sell to any person or persons any shares of its capital stock or any option rights or any securities having conversion or option rights, without first offering such shares, rights, or securities to any holders of shares of any class of capital stock of the corporation.

Section 8.3    In addition to the powers to make distributions and purchase its own shares conferred by law, the corporation will have the power to make distributions to its shareholders out of its capital surplus, and to purchase the corporation’s own shares out of its unreserved and unrestricted capital surplus.

IX.Directors

Section 9.1 Makeup of the Board of Directors. By majority vote, the Shareholders of voting common stock will choose the size of the Board of Directors of the Corporation (at least seven (7) Directors and no more than eleven (11) Directors) and will select the Directors to serve on the Board.

Section 9.2 Authority of the Directors. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

(A)To make, alter or repeal the Bylaws of the Corporation.

(B)To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.
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(C)To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the way it was created.

(D)By resolution adopted at a regular or special meeting of the Board of Directors, to authorize the issuance of any series of preferred stock or any debt security of the Corporation, with full, limited or no voting power, and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as will be determined by the Board of Directors.

(E)By resolution passed by a majority of the whole Board of Directors, to designate one or more committees, each committee to consist of two or more of the Directors of the Corporation, which, to the extent provided in the resolution or in the Bylaws of the Corporation, will have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees will have such name or names as may be stated in the Bylaws of the Corporation or as may be determined from time to time by resolution adopted by the Board of Directors.

(F)When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a shareholders’ meeting duly called for that purpose to sell, lease or exchange all of the property and assets of the Corporation, including its goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may be in whole or in part shares of stock in, and/or other securities of, any other business entity or entities, as its Board of Directors will deem expedient and for the best interests of the Corporation.

Section 9.3 Vacancies.    Any Director may resign at any time, upon written notice to the Corporation. The entire Board of Directors or any individual director may be removed at any time. During the intervals between annual meetings of shareholders, any vacancy occurring in the Board of Directors caused by resignation, removal, death, or other incapacity, and any newly created Directorships resulting from an increase in the number of Directors, will be filled by a majority vote of the Directors then in office, whether a quorum. Each Director chosen to fill a vacancy, or a newly created directorship will hold office until the next election of Directors.

X.Limitation on Director and Officer Liability

No Director or Officer of the Corporation will be personally liable to the Corporation or its shareholders for monetary damages for breach of duty of care or other duty as a Director or officer, except for liability: (1) for any appropriation, in violation of his or her duties, of any business opportunity of the Corporation; (2) for acts or omissions which involve intentional misconduct or a knowing violation of the law; (3) for the types of liability set forth in Section
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14-2-832 of the Code; or (4) for any transaction from which the Director received an improper personal benefit. If the Code is amended after the effective date of this Article to authorize corporate action further limiting the personal liability of Directors or officers, then the liability of a Director or officer of the Corporation will be limited to the fullest extent permitted by the Code, as so amended. Any repeal or modification of the foregoing paragraph by the shareholders of the Corporation will not adversely affect any right or protection of a Director or officer of the Corporation existing at the time of such repeal or modification.

XI.Action Without Meeting

In addition to and not in limitation of any other provisions of the Code and the bylaws of the Corporation, any action required or permitted to be taken at a shareholders meeting may be taken without a meeting of the shareholders if the action is evidenced by one or more written consents describing the action taken, signed by the shareholders who would be entitled to vote at a meeting that number of shares having voting power to cast not less than the minimum number (or numbers, in the case of voting by groups) of votes that would be necessary to authorize or take the action at a meeting at which all shareholders entitled to vote were present and voted. No written consent signed under this provision will be valid unless the consenting shareholder has been furnished the same material that, under the Code, would have been required to be sent to shareholders in a notice of a meeting at which the proposed action would have been submitted to the shareholders for action, or it contains an express waiver of the rights to receive such material.

XII.Amendments

The Corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation, in the manner now or later prescribed by statute, and all rights conferred upon shareholders here are granted subject to this reservation.

    IN WITNESS WHEREOF, the undersigned executes these Amended and Restated Articles of Incorporation.

/s/ Benjamin F. Cheek, IV
Benjamin F. Cheek, IV
Chairman, Board of Directors
1st Franklin Financial Corporation

Attest:	/s/ Mark J. Scarpitti
Mark J. Scarpitti
Secretary
1st Franklin Financial Corporation

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CERTIFICATE OF AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF 1ST FRANKLIN FINANCIAL CORPORATION®

Pursuant to Section 14-2-1007 of the Georgia Business Corporation Code, 1st Franklin Financial Corporation, a Georgia Corporation, hereby certifies that:

I.

The name of the corporation is: 1st Franklin Financial Corporation.

II.

Pursuant to Section 14-2-821 of the Georgia Business Corporation Code, the Board of Directors of the Corporation duly adopted resolutions on March 26, 2024 setting forth and declaring advisable that the Corporation amend and restate its Articles of Incorporation by deleting the provisions thereof in their entirety and substituting in lieu thereof new provisions so that, as amended and restated, the provisions shall read in their entirety as hereinafter set forth.

III.

The Amended and Restated Articles of Incorporation contain amendments which require shareholder approval.

IV.

Pursuant to Section 14-2-704 of the Georgia Business Corporation Code, a majority of the shareholders of the Corporation duly adopted on March 26, 2024 resolutions approving and adopting the Amended and Restated Articles of Incorporation.

V.

The Amended and Restated Articles of Incorporation supersede the original Articles of Incorporation and all amendments there.

VI.

The Amended and Restated Articles of Incorporation are attached here.

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Signature Page to Follow
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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amended and Restated Articles of Incorporation to be executed by its duly authorized officer this 26th day of March 2024.

/s/ Benjamin F. Cheek, IV
Benjamin F. Cheek, IV
Chairman, Board of Directors
1st Franklin Financial Corporation

Attest:	/s/ Mark J. Scarpitti
Mark J. Scarpitti
Secretary
1st Franklin Financial Corporation
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CONSENT TO APPOINTMENT AS REGISTERED AGENT

TO:        Brad Raffesnsperger
        Secretary of State
        Ex-Officio Corporation Commissioner
        State of Georgia

    I, Mark J. Scarpitti, do hereby consent to serve as registered agent for the corporation 1st Franklin Financial Corporation®.

    This 26th day of March 2024

/s/ Mark J. Scarpitti
Mark J. Scarpitti

Address of registered agent:
135 E. Tugalo Street
Toccoa,GA30577

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Exhibit 3.2

AMENDED AND RESTATED BYLAWS
OF
1ST FRANKLIN FINANCIAL CORPORATION®

Article 1
Corporate Formation

1.01    Corporate Name

The name of this Corporation is 1ST FRANKLIN FINANCIAL CORPORATION®.

1.02    Corporate Formation

The Corporation was formed and continues to operate under the Georgia Business Corporation Code (the “Code”) and the laws of the State of Georgia.

1.03    Corporate Articles Compliance

The Board of Directors (the “Board”) acknowledges and agrees that it caused the Corporation’s Amended and Restated Articles of Incorporation (the “Articles”) to be filed with the Georgia Secretary of State and all filing fees have been paid and satisfied.

1.04    Registered Office & Registered Agent

The principal offices of the Corporation will be in Toccoa, Georgia, but the Corporation may have offices at such other places as the business of the corporation may require. Per Section 14-2-501 of the Code, the Board agrees that the Corporation’s Registered Agent (the “Agent”) for service of process is located in the State of Georgia, as stated in the Articles. The Board agrees and authorizes the Agent to designate others, including an agent service or officers or employees of the Corporation, to serve as local agents for service of process in all other states in which the Corporation does business. The Corporation may change its Agent by resolution of the Board and filing a statement with the Secretary of State setting forth the change. Under Section 14-2-1601 of the Code, the Board must maintain and update the corporate records on file with the Agent.

1.05    Other Offices

The Corporation may have other offices as selected by the Board per Section 14-2-302 of the Code.

1.06    Corporate Seal

The corporate seal will have inscribed thereon the words “1st Franklin Financial Corporation, Toccoa, Georgia Seal” to be impressed. An impression of said seal is impressed on the margin of this page.

1.07    Purpose

Per Section 14-2-301 of the Code, this Corporation is formed to engage in any lawful business purpose.

1.08    Adoption of Bylaws

Per Section 14-2-206 of the Code, the Board caused the adoption of these Restated and Amended Corporate Bylaws (the “Bylaws”) on behalf of the Corporation.

Article Two
The Shareholders

2.01    Meetings of the Shareholders

All meetings of Shareholders will be held at the office of the Corporation in Toccoa, Georgia. Per Section 14-2-701 of the Code, one or more shareholders may participate in any shareholder meeting (including the Annual Meeting) by means virtual or remote conference, provided the participants can hear each other in real time.

2.02    Quorum

The holders of a majority of the voting stock, issued and outstanding, present in person or represented by proxy, will be requisite and will constitute a quorum at all meetings of Shareholders for the transaction of business. Each Shareholder of shares of voting stock will have one vote for each share of voting stock registered in his or her name on the books of the Corporation.

2.03    Annual Meeting of the Shareholders

Per Sections 14-2-701 and 14-2-708 of the Code, all shareholder meetings must be held at the Corporation’s principal office in Toccoa, Georgia or any other place predetermined by the Board. The annual shareholder meeting for the election of directors and the transaction of such other business properly before the meeting, must be held each year on October 1, at the hour of 10:00 a.m., Eastern Standard Time or on an alternative date and time as agreed by the Shareholders. Unless otherwise agreed, if October 1 falls on a legal holiday, then the meeting must be held on the day following, at the same hour. Pursuant to Section 14-2- 701 of the Code, failure to hold an annual meeting at the time stated in or fixed in these Bylaws does not affect the validity of any corporate action.

2.04    Annual Meeting Order of Business

Pursuant to Section 14-2-701 of the Code, the order of business at the annual shareholder meeting is as follows:
a.Calling the meeting to order;
b.Proof of notice of meeting (or filing of waiver);
c.Reading of minutes of last annual meeting;
d.Officer reports;
e.Committee reports;
f.Election of directors;
g.Disclosures to shareholders; and
h.Miscellaneous business.

2.05    Special Meetings of the Shareholders

Subject to Section 14-2-702 of the Code, the President, the Board, or the Secretary may call a special shareholder meeting, for any purpose and at any time by electronic mail or the active online portal utilized by the Board of Directors. A special shareholder meeting may also be held upon request of any Shareholder if he or she signs, dates, and delivers the request in writing to the Secretary in accordance with Section 2.06 of these Bylaws: “Notice.”

2.06    Notice

Under Section 14-2-705 of the Code, the Secretary will cause notice to be given to each shareholder of record at least ten (10) days, but no more than sixty (60) days, before any special shareholders’ meeting or any agreed upon change to the Annual Meeting described in Section 2.03 above. The Secretary will give such Notice via electronic mail, the active electronic online portal utilized by the Board of Directors, or personal delivery. All Notices must state the time, place, and purpose of the meeting (including instructions for how to virtually attend and participate). Notice is considered given to a shareholder when it is personally provided to the shareholder, or by electronic transmission (as outlined above) to the shareholder’s email address of record on file with the Corporation. A single notice can be delivered to multiple shareholders sharing the same address, unless the Corporation receives a request from a shareholder that more than a single notice be delivered.

Notice by electronic transmission will be considered ineffective if the Corporation is unable to deliver two (2) consecutive notices and the individual responsible for sending notices to shareholders is made aware of the delivery failures. A shareholder meeting, and any actions taken by shareholders, will not be invalidated due to an inadvertent failure to deliver notice.

Per Section 14-2-704 of the Code, the notice must include the record date, as detailed in Section 2.08 of these Bylaws: “Record Date,” for determining the shareholders entitled to vote at the meeting, if such date is different than the record date for determining shareholders entitled to notice of the meeting.

2.07    Waiver of Notice

As stated in Section 14-2-706 of the Code, a shareholder who is entitled to notice may waive the notice requirement if they provide a signed written waiver of the required notice, before or after the stated meeting time, or the shareholder is present at the meeting in person or by proxy and fails to object to the holding of the meeting or particular matter at the meeting outside the purpose described in the notice.

2.08    Record Date

Consistent with Sections 14-2-707 and 14-2-720 of the Code, at least ten (10) days before each shareholder meeting, a complete record of the shareholders entitled to vote at the meeting must be made and maintained in the books and records of the Corporation. This list must be arranged in alphabetical order and include the address of and number of shares of stock held by each shareholder. This record must be kept on file at the Corporation’s principal office for a period of ten (10) days prior to the meeting. The records must also be kept open for inspection at shareholder meetings.

2.09    Shareholder Liability

Consistent with Section 14-2-622 of the Code, shareholders are not liable to the Corporation or its creditors, except that in the event the agreed upon price or consideration for the stock has not been fully paid. In the event that a subscription price or consideration for stock has not been fully paid, the following people are not personally liable for the unpaid balance:

a.a transferee or assignee who acquires the stock or subscription in good faith and without knowledge or notice of the nonpayment;
b.a person who holds the stock as a fiduciary, although the estate in the hands of the fiduciary is liable for the nonpayment; and
c.a pledgee or other person who holds stock as security.

2.10    Proxies

As permitted by Section 14-2-722 of the Code, a shareholder may vote either in person or by proxy, signed in writing by the shareholder or the shareholder’s duly authorized attorney-in-fact. No proxy is valid after eleven (11) months from the date signed unless the proxy states otherwise. A proxy is revocable by a shareholder at any time unless the proxy states that it is irrevocable and is coupled with an interest.

2.11    Actions by Shareholders Without a Meeting

As permitted by Section 14-2- 704 of the Code, any action which may be taken at any annual or special shareholder meeting may be taken without a meeting if all the shareholders entitled to vote on the subject consent to the action in writing. Such consent has the same force and effect as a unanimous vote of the shareholders. Such writing may be shared electronically in accordance with Section 2.06 of these Bylaws: “Notice.”

Article Three
Stock

3.03    Authority to Issue

Subject to Sections 14-2-601, 14-2-603, and 14-2-621 of the Code and the Corporation’s Articles, the Corporation is authorized to issue any class of stock or securities convertible into stock of any class. Before any stock of the Corporation may be issued, the Board must pass a resolution which authorizes the issuance, sets the minimum consideration for the stock or security (or a formula to determine the minimum consideration), and fairly describes any non-monetary consideration.

3.02    Restrictions

Stock may only be issued pursuant to the Articles, and through the process described in these Bylaws. Any issuance of stock in excess of the amount described in the Articles must be authorized by the Board and approved by the affirmative vote by a majority of shareholders. Per Section 14-2-627 of the Code, any restriction on the transferability of stock will be fully furnished to the shareholders, upon request, and without any charge to the shareholder. Per Section 14-2-627 of the Code, any failure to furnish such information to the shareholder or a transferee without actual knowledge of the restriction renders the restriction on stock transferability invalid or unenforceable.

As provided in Section 14-2-630 of the Code, no shareholder has a preemptive right to subscribe to any subsequent or additional issuance of stock.

3.03    Stock Certificates

Under Section 14-2-625 of the Code, shareholders are entitled to stock certificates that certify the shares of the Corporation’s stock held by the shareholder. Notwithstanding the shareholders’ rights to stock certificates, the Board may authorize the issuance of some or all shares of any class or series of stock without certificates, provided the Board will provide to a shareholder a written statement that contains the information required to be on stock certificates, per Section 14-2-626 of the Code.

As required by Section 14-2-625 of the Code, each stock certificate must contain on its face:
a.The Corporation name and that the Corporation is organized under the laws of this State;
b.The name of the shareholder (or person to whom the stock is issued);
c.The number and class of shares and the designation of the series, if any, the certificate represents; and
d.The signature of two officers designated in these Bylaws or by the Board.

For the sake of clarity and in the event that an individual serves multiple roles within the Corporation, that person cannot countersign any document which that person has already signed in their official or individual capacity. If an officer who has signed or whose facsimile signature appears on any stock certificate ceases to be an officer before the certificate is issued to the shareholder, it may be issued by the Corporation and is valid as if the person were an officer on the date of issuance. The certificate may be sealed with the Corporation’s seal.

3.04    Mutilated, Lost, or Destroyed Certificates

In the instance of any mutilation, loss, or destruction of any stock certificate, another may be issued in its place on proof of such mutilation, loss, or destruction. The Board may impose conditions on such issuance and may require the giving of a satisfactory bond or indemnity to the Corporation. The Board may establish other procedures as they deem necessary.

3.05    Fractional Shares or Scrip

Subject to Section 14-2-604 of the Code, the Corporation may:

a.Issue fractions of a share which entitle the holder to exercise voting rights, to receive dividends, and to participate in any of the Corporation’s assets in the event of liquidation;
b.Arrange for the disposition of fractional interests by those entitled there;
c.Pay the fair market value, in cash, of fractions of a share as of the time when those entitled to receive such shares are determined; or
d.Issue scrip in a form which entitles the holder to receive a certificate for the full share upon surrender of such scrip aggregating a full share.

3.06    Transfer

So long as there is no transferability restriction on the stock, as described in Section 3.02 of these Bylaws, the stock of the Corporation is freely transferable. Transfers of stock must be made upon the corporation’s stock transfer books. Stock transfer books will be kept in the manner described in Article 7 of these Bylaws.

Before a new certificate is issued, the old certificate must be surrendered for cancellation. The Board may, by resolution, open a share register in any state of the United States, and may employ an agent or agents to keep such register, and to record transfers or shares therein.

3.07    Registered Owner

The Corporation will recognize an individual as the registered owner of a given stock, provided that individual is determined as the shareholder of record by the record date as set out in Section 2.08 of these Bylaws. Shareholders may agree to confer the right to vote or represent their stock to third parties, including trustees, proxies, or fiduciaries. The Board may resolve to adopt a procedure by which a shareholder of the Corporation may certify in writing to the Corporation that all or a portion of the stock registered in the shareholder’s name are held for the account of a specified person or persons. The resolution must set forth:

a.The classification of shareholder who may certify;
b.The purpose or purposes for which the certification may be made;
c.The form of certification and information to be contained there;
d.If the certification is with respect to a record date or closing of the stock transfer books, the date within which the certification must be received by the Corporation; and
e.Other provisions with respect to the procedure as are deemed necessary or desirable.

Upon receipt of a certification complying with this procedure, the Corporation must treat the persons specified in the certification as the holders of record for the number of shares specified in place of the shareholder making the certification.

3.08    Classes or Series of Stock

Until such time that the Articles are amended accordingly, the stock of the Corporation is not classified, and is not in series. In the event the Board decides to classify or reclassify the stock or alter any shareholder rights or restrictions, then the Board will cause an amendment to its Articles to be filed with the Secretary of State. The amendment must describe the rights and restrictions which are being modified or altered, along with a statement (if any) that the stock has been classified or reclassified. Pursuant to Sections 14-2-1002 and 14-2-1003 of the Code, the amendment will be acknowledged and signed by either a director or an executive officer on behalf of the Board, or an agent authorized to submit filings on the Corporation’s behalf.

3.09    Stock Owned by Entities

Per Section 14-2-721 of the Code, stock held by another corporation may be voted by that other corporation’s officer, agent, or proxy chosen by its board of directors, or, in the absence of such determination, by the president of that other corporation. Per Section 14-2-721 of the Code, shares of stock in the Corporation held by a fiduciary of the named shareholder may be voted or represented by the fiduciary.

Subject to Section 14-2-721 of the Code, the Corporation may vote or represent stock that it holds in itself, provided the Corporation holds such stock in a fiduciary capacity. If the Corporation holds stock in itself in such a fiduciary capacity, then such stock will be counted in determining the total number of outstanding shares of stock at a given time.

Article Four
The Board of Directors

4.0    The Board of Directors.

4.01    The business of this Corporation will be directed by the Board of Directors, a minimum of seven and a maximum of eleven in number. Directors need not be Shareholders. They will be elected at the annual meeting of the Shareholders and each Director will be elected to serve until his successor will be elected and will qualify.

4.02    The Directors will elect a Chairman from among the Board’s membership who will preside at all meetings of the Board of Directors.

4.03    The Board of Directors will have all such powers as may be exercised by the Corporation subject to the provisions of the statute, the certificate of incorporation and the bylaws, it being intended specifically to incorporate herein the powers expressly conferred upon the Board of Directors in the certificate of incorporation. All such powers as are expressly conferred upon the Board of Directors will be construed to be in furtherance and not in limitation of the powers conferred by law.

4.04    All meetings of the Directors will be held at the corporate offices of the Corporation in Toccoa, Georgia, online through an electronic platform that enables each Director to see one another, or at any other physical place as agreed in advance by a quorum of the Directors.

4.05    If the office of any Director or Directors will become vacant by reason of death, resignation, retirement, removal from office, or otherwise, the remaining Directors, though less than a quorum, will choose a successor or successors who will hold office until the next annual meeting of the Shareholders, unless sooner displaced.

4.06    The Directors may also choose to appoint no more than two (2) Associate Directors at any one time to attend and participate in regular and special Directors meetings. Such appointment will be by Resolution of the Directors. Once appointed, each Associate Director will serve a two (2) year term from the date of appointment. Nothing in these Bylaws will limit the number of successive terms the Directors may appoint an Associate Director to serve. The Associate Directors will not have voting rights and their attendance or lack of attendance at any meeting of the Directors will not affect quorum. Notwithstanding payment for expenses as discussed in Section 4.07 below, Associate Directors will not be entitled to receive, and my not otherwise accept, any stated salary for their services as Associate Directors.

4.07    Compensation of Directors

Directors, as such, will be entitled to receive a stated salary for their services as determined by the Shareholders. The Shareholders will have the absolute discretion to determine the amount of Director compensation. In addition, the Board (by resolution) may also set a fixed sum for expenses associated with service on the Board. Nothing here will be construed to preclude any Director or Associate Director from serving the

Corporation in any other capacity and receiving compensation or additional compensation therefor.

4.07    Meetings of Directors

A.Immediately after each annual election of Directors, the newly elected Directors will meet for the purpose of organizing and election of officers, and at such time no prior notice of such meeting will be required to be given to the Directors; or they may meet at such time as will be fixed by the consent in writing of all the Directors. Such consent may be transmitted by electronic mail or through the electronic online portal platform authorized and used by the Board of Directors for communication and record repository.

B.The Directors will meet not less than annually.

C.Special meetings of the board may be called by the President, Chief Financial Officer, or Corporate Secretary on no less than three (3) days’ notice to each Director, either personally, by email, or by mail. If the President, Chief Financial Officer, or Corporate Secretary call a special meeting, he or she will do so in the same manner as a Shareholder or Director may call a meeting. When required by exigent circumstances, the Board may act by Resolution and Unanimous Consent of the Directors with such notice as is reasonable under the circumstances.

D.At all meetings of the Board, a majority of Directors will be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the Directors present at any meeting at which there is a quorum will be the act of the Board of Directors, except as may be otherwise provided by statute or by these bylaws.

Article Five
Officers of the Corporation

5.0    Officers

5.1    The officers of the Corporation will consist of a Chairman of the Board, a Chief Executive Officer, a President, one or more Executive Vice President(s), one or more Senior Vice President(s), a Secretary, and a Treasurer. The offices of Secretary and Treasurer may but need not be held by one person. The offices of President and Secretary will not be held by the same person. The officers will be elected by the Directors and each officer will hold office for the term to which he or she is elected and until his or her successor has been elected or appointed or until his or her earlier resignation, removal from office, death, or incapacity to serve.

5.2    The Board may appoint or choose such other officers and agents as it will deem necessary, and all officers chosen by the Board will hold office for such terms and will exercise such powers and perform such duties as will be determined from time to time by the Board.

5.3    The salaries of all officers of the Corporation will be fixed by the Board of Directors. Nothing in these Bylaws will prohibit the Board of Directors from delegating the determination of officer salaries to the Chairman of the Board, the Chief Executive Officer, or both.

5.4    The officers of the Corporation will hold office until their successors are chosen and qualify in their stead.

5.5    Chairman of the Board

The Directors will elect a Chairman from among their membership and the Chairman of the Board will preside at all meetings of the Board of Directors and of the Shareholders and will be an ex-officio member of all standing committees and will preside at meetings of such committees unless the Board of Directors, in constituting such committees, will designate or elect some other person to be the Chairman thereof. The Chairman of the Board will also have such other duties and exercise such other powers as the Board of Directors will designate.

5.6    President, Executive Vice President(s), and Senior Vice President(s)

The President, Executive Vice President(s), and Senior Vice President(s) will have such duties as the Board of Directors will designate from time to time. The President, Executive Vice President(s), and Senior Vice President(s) may sign notes, debentures, contracts, or other obligations of the Corporation when required to carry out their duties as designated by the Board of Directors in a Resolution setting forth such authorities (as amended from time to time).

5.7    Secretary & Treasurer

5.7.1    The Board of Directors may choose one person to perform the duties of the Secretary and of the Treasurer, or it may choose one person to serve as Secretary and another as Treasurer. In the event it is one person, then that person may be referred to as Secretary, or as Treasurer, or as Secretary Treasurer.

5.7.2    The Secretary will have care and custody of the books and records of the Corporation, give the necessary notices of all meetings of the Shareholders and directors, and keep the minutes of such meetings. The Secretary will have custody of the seal of the Corporation and will affix it to all instruments requiring a seal, when authorized by the Board of Directors. The Secretary will keep such other books and minutes and perform all such other duties as may be assigned to him or her by the Board of Directors or the President. The Secretary may attend meetings to record the minutes or delegate the act of recording the business discussed at each meeting to a subordinate. If the Secretary designates a subordinate, the Secretary retains the duty to review the subordinate’s notes, create the meeting minutes from those notes, and keep the minutes after the Board approves same.

5.7.3    The Treasurer will receive and have custody of all moneys and securities of the Corporation, will pay such dividends as may be declared from time to time by the Board of Directors, will do and perform all such other duties as may be required of him or her by the Board of Directors, and will do and perform such other duties as usually devolve upon such officer. The Treasurer will deposit funds to the credit of the company in such banks or other financial institutions as the Board of Directors will direct and will disburse said funds under the direction of the President and/or Chief Financial Officer. The Treasurer will sign all stock certificates and evidence of indebtedness when signed by the President.

5.7.4 The Board may elect one or more Assistant Secretaries, Assistant Treasurers, or Assistant Secretary Treasurers, in which event the same will be authorized to perform any of the duties or responsibilities set forth above for the officer he or she is assistant to.

5.8     Delegation.

In the absence or inability to act of any officer and of any person authorized to act in their place, the Board may delegate the officer’s powers or duties to any other officer, director, or other person, subject to Section 5.01 of these Bylaws. Vacancies in any office arising from any cause may be filled by the Board, subject to Section 5.01 of these Bylaws, at any regular or special board meeting.

5.9    Other Officers.

Per Section 14-2-840 of the Code, the Board may appoint other officers and agents as they deem necessary or expedient. The term, powers, and duties of such officers will be determined by the Board and described in the resolution authorizing the appointment.

5.10    Loans.

Notwithstanding the language in Section 14-2-206 or any duty to indemnify, no loans may be made by the Corporation to any officer, unless first approved by a two-thirds majority vote of all the outstanding the voting shares entitled to vote on the matter.

5.11    Bonds.

The Board may resolve to require any officer to give bonds to the Corporation, with sufficient surety or sureties, conditioned upon the faithful performance of the duties of their offices and compliance with other conditions as required by the Board.

5.12     Salaries.

Officers’ salaries will be fixed from time to time by the Board. Officers are not prevented from receiving a salary by reason of the fact that he or she is also a director of the Corporation.

5.13    Indemnification.

Subject to Section 14-2-857 of the Code, officers will be indemnified by the Corporation, so long as the officer acted in a manner substantially like and consistent with the standard of care described in Section 14-2-842 of the Code. Any officer indemnification will be limited to proceedings that are directly related to or have arisen out of the officer’s acts on behalf of the Corporation.

Article Six
Capital & Finance

6.01     Dividends.

Subject to Section 14-2-640 of the Code, dividends may be declared by the Board and paid by the Corporation out of the net earnings of the unreserved and unrestricted earned surplus of the Corporation, or out of the unreserved and unrestricted net earnings of the current fiscal year, or in treasury shares of the Corporation, subject to the conditions and limitations imposed by the State of Georgia. The stock transfer books may be closed by the Board and Sections 2.08 and 3.07 of these Bylaws. The Board, without closing the Corporation’s books, may declare dividends payable only to holders of record at the close of business on any business day not more than sixty (60) days prior to the date on which the dividend is paid.

6.02    Reserves.

Pursuant to Section 14-2-206 of the Code, the Board may, in their absolute discretion, set aside out of the Corporation’s earned net surplus as they deem expedient for dividend, while maintaining any corporate property, or any other purpose, before making any distribution of earned surplus.

6.03    Depositories.

The Corporation’s monies must be deposited in the Corporation’s name in a bank or trust company, or trust companies designated by resolution of the Board. Corporate monies may be drawn out only by check or other order for payment signed by such persons and in such manner as may be determined by resolution of the Board.

Article Seven
Books and Records

7.01    Meeting Minutes.

As required by these Bylaws and Section 14-2-1601 of the Code, the Corporation must keep a complete and accurate accounting and minutes of the proceedings of its shareholders and Board.

7.02    Shareholder List.

In accordance with Sections 14-2-720 and 14-2-1601 of the Code, the Corporation must keep a list of its shareholders at its registered office, principal place of business, or other designated location. Such list must include the names and addresses of all shareholders and the number and class of shares held.

7.03    Legibility of Records.

Any books, records, and minutes may be in any form, provided such form is capable of being converted into written form within a reasonable time.

7.04    Right to Inspect.

Subject to Sections 14-2-720, 14-2-1602, and 14-2-1603 of the Code, any director, shareholder, or shareholder representative has the right, upon written request delivered to the Corporation, to inspect and copy during usual business hours the following documents of the Corporation:

a.The Corporate Articles (initial, restated, and as amended);
b.These Bylaws, and any amendments;
c.Minutes of any proceedings;
d.Annual statements of affairs;
e.the books of account and stock ledger of the Corporation;
f.Any voting trust agreements;
g.All written communications to shareholders from the last three (3) years;
h.Accounting records of the Corporation; and
i.Record of the shareholders.

The Corporation elects to assume any obligations that may be related to this Article of these Bylaws which would otherwise attach to the registered agent of the Corporation. The Corporation acknowledges and agrees that any obligation to produce corporate documents under this Article of the Bylaws will attach to the Secretary as part of the duties described in Section 5.82 of these Bylaws.

Article Eight
Notices

8.01    Mailing of Notice.

Except as may otherwise be required by law, any notice to any shareholder or director may be delivered personally or by mail. If mailed, the notice will be deemed to have been delivered on the close of business of the third business day following the day when deposited in the United States mail with postage prepaid and addressed to the recipient’s last known address in the records of the Corporation.

8.02    Electronic Notices Permitted.

Any communications required by the Code, these Bylaws, or other laws may be made by digital or electronic transmission to the recipient’s known electronic address or number as known to the Corporation at the time of notice.

8.03    Duty to Notify.

All shareholders, directors, officers, employees, and representatives of the Corporation are required to notify the Corporation of any changes to the individual’s contact information. Pursuant to the obligations under this Section of these Bylaws, the individual must notify the Corporation that electronic transmissions of notice are impracticable, impossible, frustrated, or otherwise improper and ineffective.

Article Nine
Special Corporate Acts

9.01    Execution of Written Instruments.

All contracts, deeds, documents, and instruments that acquire, transfer, exchange, sell, or dispose of any assets of the Corporation must be executed by the President to bind the Corporation. This Section does not apply to any checks, money orders, notes, or other financial instruments for direct payment of corporate funds which are subject to Section 9.02 of these Bylaws.

9.02    Signing of Checks and Notes.

All authorizations to distribute, pay, or immediately draw upon the financial resources of the Corporation must be signed by the Treasurer, including any expense reimbursement or compensation payments to directors, officers, employees, representatives, service providers, or contractors of the Corporation.

9.03    Special Signing Powers.

To duly bind the Corporation to an agreement or instrument in the event the President holds an interest which exists outside of the capacity of being President, then any agreement involving such interest must be signed by an officer pursuant to either Section 5.03 or 9.02 of these Bylaws.

9.04    Shareholder Approval.

Pursuant to Section 14-2-1201 of the Code, and until these Bylaws require otherwise, no shareholder approval is required to acquire, transfer, exchange, sell, or dispose of any assets of the Corporation in the ordinary course of business or after dissolving the Corporation. Notwithstanding any other provisions of these Bylaws, and consistent with Section 14-2-1202 of the Code, shareholder approval is required prior to any non-routine business operations, such as a merger, consolidation, share-exchange, conversion, or dissolution, and any loans that may be provided under Section 5.11 of these Bylaws.

9.05    Mergers, Acquisitions, and Conversions.

Following the approval from the shareholders, for any consolidation, merger, conversion, or other organizational restructuring to be effective, it must follow the respective process(es) set out in Article 11 of the Code.

9.06    Dissolution.

Following the approval of the shareholders, for the Corporation to properly be dissolved, it must follow the process set out in Article 14 of the Code.

Article Ten
Amendments

10.01    By Shareholders.

These Bylaws may be altered, amended, or repealed by the affirmative vote of a majority of the voting stock issued and outstanding at any regular or special shareholder meeting.

10.02    By Directors.

Subject to Section 14-2-1020 of the Code, the Board has the power to make, alter, amend, and repeal the Corporation’s Bylaws. Any alteration, amendment, or repeal of the Bylaws may be changed or repealed by the holders of a majority of the stock entitled to vote at any shareholders meeting.

10.03    Emergency Bylaws.

Consistent with Section 14-2-207 of the Code, the Board may adopt emergency Bylaws, subject to a vote to repeal or modify by the shareholders, which operate during any emergency in the Corporation’s conduct of business resulting from an attack on the United States or a nuclear or atomic disaster.

10.04    Compliance with State Law.

Any amendment to the Corporation’s Articles or these Bylaws will be consistent with the Code.

IN WITNESS WHEREOF, the undersigned attest that these Amended and Restated Bylaws of 1st Franklin Financial Corporation were duly voted upon and enacted by majority vote of the Board of Directors of the corporation on the 26th day of March 2024, at the duly called annual meeting of the Board of Directors, held at those corporate offices of the corporation.

/s/ Benjamin F. Cheek, IV
Benjamin F. Cheek, IV
Chairman, Board of Directors
1st Franklin Financial Corporation

Attest:	/s/ Mark J. Scarpitti
Mark J. Scarpitti
Secretary
1st Franklin Financial Corporation